Exhibit 23.7


                      CONSENT OF INDEPENDENT ACCOUNTANTS



            We consent to the incorporation by reference in this registration
statement of PriCellular Corporation on Form S-3 (File No. 333-     ) of our
report dated January 25, 1996 on our audits of the financial statements of Cellular of Upstate New York, Inc. as of December 31, 1995 and 1994 and for
the years then ended.   We also consent to the reference to our firm under the
caption "Experts."

                                               /s/ Coopers & Lybrand L.L.P.
                                               ----------------------------

Albany, New York
January 2, 1997